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                        SUPPLEMENT DATED OCTOBER 28, 2005
                      TO PROSPECTUS FOR JOHN HANCOCK TRUST
                              DATED APRIL 30, 2005

Footnote J to the "Trust Annual Expenses" table under "Fees and Expenses for Each Portfolio" and "Expense Reimbursement - Money Market Trust B, 500 Index Trust B, International Index Trust B and Bond Index Trust B" under "Management of the Trust - Advisory Arrangements" are amended to add the following sentence immediately after the first sentence:

"Commencing October 28, 2005, shares of the 500 Index Trust B are, with the consent of the Adviser, also available for sale to the Lifestyle Trusts."